UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires:
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.-)

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VALUE LINE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VALUE LINE, INC.

551 Fifth Avenue
New York, New York 10176-2800

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

Notice is hereby given that the Annual Meeting of the Shareholders of Value Line, Inc. (the “Company”) will be held by a virtual Zoom meeting only or as designated by the Executive Committee of the Board of Directors, on October 6, 2026 at 10:30 a.m. Eastern time, with full virtual access, unless otherwise notified, for the following purposes:

●	Election of directors;

●	Advisory vote on executive compensation;

●	Advisory vote on the frequency of future stockholder advisory votes on executive compensation; and

●	To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on August 11, 2026 will be entitled to notice of and to vote at the meeting and any adjournments thereof.

As there will not be in-person voting, you are respectfully requested to submit your votes by proxy and invited to view and participate in the proceedings by computer video or telephone. We urge you to vote on the business to come before the meeting by promptly executing and returning the enclosed proxy in the envelope provided. The computer link to the meeting is: https://valueline.zoom.us/j/87352170252. Questions to management to be responded to after the formal portion of the meeting should be directed in advance to vlcr@valueline.com up to 5:00 p.m. Eastern time the day before the scheduled meeting.

By order of the Board of Directors, Howard A. Brecher Chief Executive Officer & Chairman of the Board of Directors

New York, New York
August 18, 2026

VALUE LINE, INC.

551 Fifth Avenue
New York, New York 10176-2800

ANNUAL MEETING OF SHAREHOLDERS — OCTOBER 6, 2026

PROXY STATEMENT

The following information is furnished to each shareholder in connection with the foregoing Notice of Annual Meeting of Shareholders of Value Line, Inc. (“Value Line” or the “Company”) to be held on October 6, 2026. The enclosed proxy is for use at the meeting and any adjournments thereof. Since fiscal year 2016, the Company has chosen to post our proxy materials on a public Internet Web site and to provide shareholders with a Notice of Internet Availability of Proxy Materials in place of the complete proxy package. The full proxy package may be obtained as indicated in that Notice. The Notice is being posted/mailed to shareholders on or about August 26th, 2026, at least forty days prior to the meeting.

A proxy voting form is provided for your convenience. A proxy executed on the enclosed form may be revoked by the shareholder at any time before the shares are voted by delivering written notice of revocation to the Secretary of the Company or by executing a later dated proxy. The shares represented by all proxy documents that are received by the Company in proper form will be voted as specified. If no specification is made in a proxy, the shares represented thereby will be voted in the discretion of the individual(s) named in the signed proxy document.

The expense in connection with this solicitation of proxies will be borne by the Company.

INFORMATION ABOUT VOTING

Only holders of Common Stock of record at the close of business on August 11, 2026 will be entitled to vote at the meeting. On that date, there were 9,382,273 shares of Common Stock outstanding, the holders of which are entitled to one vote per share.

Under the New York Business Corporation Law (the “BCL”) and the Company’s By-Laws, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum of shareholders to take action at the Annual Meeting. For these purposes, shares which are present, or represented by a proxy, at the Annual Meeting, including abstentions and “broker non-votes” (shares held by a broker or nominee that does not have discretionary authority to vote on a particular matter and has not received voting instructions from its client) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Brokers may no longer use discretionary authority to vote shares of Common Stock held for clients on any of the matters to be considered at the Annual Meeting. Accordingly, it is important that, if your shares are held by a broker, you provide written instructions to your broker so that your vote with respect to the election of directors is counted. New York law allows for either virtual or in-person shareholders’ meetings or a combination of the two.

At the Company’s annual meeting held on October 6, 2023, the shareholders voted that future non-binding shareholder advisory votes on executive compensation (“say-on-pay”) should occur every three years (“say-when-on-pay”). Accordingly, an advisory vote on say-on-pay and say-when-on-pay will occur at the annual meeting to be held in calendar 2026 on October 6, 2026 or as may be properly adjourned.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of August 11, 2026 as to shares of the Company’s Common Stock held by persons known to the Company to be the beneficial owners of more than 5% of the Company’s Common Stock.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
Arnold Bernhard & Co., Inc.(1)	8,633,733	92.02%

(1)	Jean B. Buttner owns all of the outstanding voting stock of Arnold Bernhard & Co., Inc. (“AB&Co.”).

The following table sets forth information as of August 11, 2026 with respect to shares of the Company’s Common Stock owned by each nominee for director of the Company, by each executive officer listed in the Summary Compensation Table and by all named executive officers and directors as a group.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Name and Address of Beneficial Owner
Stephen R. Anastasio	600	*
Mary Bernstein	200	*
Howard A. Brecher	1,800	*
Alexander J. Swistel	200	*
Glenn J. Muenzer	200	*
All directors and executive officers as a group (5 persons)	3,000	*

*	Less than one percent

CORPORATE GOVERNANCE

Role of the Board of Directors

Our Board plays an active role in overseeing management and representing the interests of shareholders. Directors are expected to attend Board meetings and the meetings of committees on which they serve. Directors are also in communication with management as needed between formal meetings. During the fiscal year ended April 30, 2026 (“fiscal 2026”), there were four meetings of the Board of Directors. Each director elected last year attended 100% of the meetings of the Board of Directors and of each committee on which they served during the fiscal year.

Board Leadership Structure

The Company’s current practice is to combine the roles of Chief Executive Officer (“CEO”) and Chairman.  The Board has determined that combining these positions serves the best interests of the Company and its shareholders.  Board oversight is enhanced by the fact that the Board’s key committees - Audit and Compensation - are comprised entirely of independent directors. The Board has not designated any independent director as the lead independent director.

The Board believes that the Company’s CEO is best qualified to serve as Chairman because he is the director most familiar with the Company’s business and industry, and in the best position to effectively identify strategic priorities and to lead the consideration and execution of strategy. The Board believes that the combined position of Chairman and Chief Executive promotes the development of policy and plans, and facilitates information flow between management and the Board, which is essential to effective governance.

The Board’s Role in Risk Oversight

The Board executes its oversight responsibility for risk management directly and through its Committees, as follows:

☐

The Audit Committee has primary responsibility for addressing reporting and control policies with management and the Company’s independent auditor, as appropriate, including risk oversight with respect to the Corporation’s major business and financial risk exposures. It provides the Board with advice and recommendations regarding the ongoing development of risk oversight, and ethical and management policies that set out the respective roles and accountabilities of the Board, the Audit Committee, management and employees.  The policies cover the areas of risk oversight, compliance and control mechanisms, and assessment of effectiveness.  The Audit Committee’s meetings include discussions of risk throughout the year.

☐

The Board’s other standing committee, which is the Compensation Committee, oversees risks associated with its area of responsibility for the CEO’s compensation.  The Compensation Committee believes that risks arising from the Company’s existing compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks.

☐

The Board also considers risks relating to the Company’s financial and strategic plans, in part by receiving regular reports from the heads of corporate departments and those responsible for the Company’s principal business activities and investments.  These reports are provided in connection with regular Board meetings and are discussed with department heads and management at Board meetings.

Risk Consideration in Compensation Program

Base salary has continued to be the largest component of the Company's compensation program for nearly all managers. Compensation of the CEO is set by the Board based upon the recommendation of the Compensation Committee of the Company’s Board. Not only is base salary a fixed amount and thus inherently not subject to manipulation, but the fact that it represents a substantial portion of employees’ total compensation lessens the possibility that an employee will focus on incentives, such as bonuses, that might expose the Company to excessive risk.

The major element of the Company's compensation program for non-senior executive employees also consists of base salary. Fewer than 5% of employees typically receive additional cash compensation in the form of bonuses based on annual achievements. The Company’s force of sales representatives receive a significant portion of their earnings from commissions. Salary adjustments and bonuses generally are decided following the completion of the fiscal year, if the employee has taken on additional work responsibilities, or if an employee, under the supervision of senior management, contributed to the reduction of Company costs or increased revenues or profits. The Company believes such timing of adjustments or bonuses after the end of the fiscal year, and the discretionary nature of the process, create appropriate incentives to increase long-term shareholder value without unduly exposing the Company to manipulation of the incentive process or other material adverse risks. In the Company's view, its compensation approach including the incentive (bonus) program as an element of its compensation program is unlikely to create risks that could have a material adverse effect on the Company.

A number of sales representatives receive a substantial portion of their total compensation in the form of sales commissions. The Company believes its controls, including standard sales terms, pre-determined commission schedules, legal review of all contracts, and careful accounting controls, prevent the commission plan from leading sales executives or representatives to take undue risks on behalf of the Company.

The Company recognizes that, under any incentive program, there is some level of risk that employees may attempt to manipulate the intent of the program through excessive risk taking. The Company believes that because it is a relatively small organization with close interaction among senior executives, other managers, and employees, undue risk can be foreseen and avoided. Further, its internal controls and the structure of its incentive and commission programs mitigate this risk in the following ways:

●	Base salary has been the principal component of the Company’s compensation program. It constitutes the majority of compensation for each employee other than certain commissioned sales representatives.

●	The Board, based on the recommendation of the Compensation Committee, determines the base salary and incentive compensation award for the CEO.

●

Compensation decisions for all employees other than the CEO and sales representatives compensated with commissions employ multiple factors including subjective factors. The range of factors considered in determining compensation discourages undue focus on any one metric so that employees are not motivated to try to manipulate a single metric in order to generate higher compensation.

●

Financial performance measures used for bonus and base salary decisions include a mix of considerations that are aligned with operating and strategic plans rather than being based solely on sales or revenue targets. These measures support a culture in which employees understand that the evaluation of their achievements and compensation is unlikely to be materially affected by their own excessive risk taking.

●

Annual bonus determinations are almost invariably made after the completion of the fiscal year, discouraging employees from focusing on select fixed numerical goals that could lead them to take excessive risks during the course of the year. In the Company’s view, this approach creates appropriate incentives to increase long-term shareholder value without unduly exposing the Company to manipulation of the incentive process or other material adverse risks.

●

The Company has a detailed code of ethics and business conduct applicable to all of its employees, which is supported by a number of control mechanisms. The Company believes these measures help to create an atmosphere that discourages excessive risk taking.

●

The Company does not have in place formal employment incentive agreements with the executive officers. The Company believes that this discourages short-term risk taking as employees are exposed to risks of failure, as well as the rewards for success.

The foregoing represents a consensus view of management concerning the Company's long-held compensation philosophy rather than the product of any formal procedure. Management believes that the compensation program enables it to provide appropriate rewards and incentives for successes to employees while appropriately managing risks.

Identifying and Evaluating Potential Directors

The Company does not have a standing nominating committee and there is not a written charter governing selection of directors for annual elections or to fill vacancies. The Board feels it is appropriate for the full Board to carry out these duties, noting that the Company has a relatively small Board.

The Board’s process for identifying and evaluating potential directors includes accepting recommendations from directors, officers, and shareholders of the Company. Persons standing for re-election are encouraged to own shares. There is no difference in the manner in which the Board evaluates persons recommended by directors or officers and persons recommended by shareholders.

To be considered in the preparation of the annual proxy statement, recommendations from shareholders must be received by the Company in writing by at least thirty (30) (but not more than sixty (60)) days prior to the shareholders’ meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided that if less than forty (40) days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received by the Company as provided herein not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the meeting was mailed or the day on which public disclosure was made. Such shareholder’s notice shall set forth (a) as to each person whom the shareholder proposes for election or reelection as a director all information relating to such persons that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Company’s books, of such shareholder proposing the candidate and any other shareholders known by such shareholder to be supporting the person, and (ii) the class and number of shares which are beneficially owned by such shareholder who is proposing that individual. Recommendations should identify the submitting shareholder, the person recommended for consideration and the reasons the submitting shareholder believes such person should be considered.

Any shareholder or other interested party who desires to communicate with any director may do so by writing to the director, c/o Value Line, Inc., 551 Fifth Avenue, New York, NY 10176-2800.

AGENDA ITEM 1. ELECTION OF DIRECTORS

Independent Directors

Our shares of Common Stock are quoted on the NASDAQ Capital Market (“NASDAQ”). Dr. Swistel, Mr. Muenzer, and Mrs. Bernstein qualify as independent directors under the rules of NASDAQ, which preclude a finding of independence if the director is employed by the Company or has engaged in various types of business dealings with the Company. Although NASDAQ’s listing requirements generally require that a majority of the board of directors be comprised of independent directors, there is an exemption for “controlled companies,” which are companies of which more than 50% of the voting power is held by an individual, a group or another company. Because AB&Co., Inc. owns 91.98% of the outstanding voting stock of the Company as of August 11, 2026, the Company is a “controlled company” and is not subject to this requirement.

In reaching its conclusion that each of Mrs. Bernstein, Dr. Swistel and Mr. Muenzer is independent, the Company determined that there were not any relationships that would interfere with the exercise of each of their respective independent judgments. The Board has established an Audit Committee which consists of Mrs. Bernstein, Dr. Swistel and Mr. Muenzer. All members of the Audit Committee are independent, as independence for audit committee members is defined in NASDAQ’s listing standards. The Audit Committee held four meetings during fiscal 2026 to discuss audit and financial reporting matters with both management and the Company’s independent registered public accountants.

The Board has determined that Mr. Muenzer is an “audit committee financial expert” (as defined in the rules and regulations of the Securities and Exchange Commission (the “SEC”)) and qualifies as an independent director under the rules of NASDAQ. The Board believes that the experience and financial sophistication of the members of the Audit Committee are sufficient to permit the members of the Audit Committee to fulfill the duties and responsibilities of the Audit Committee. All members of the Audit Committee meet the NASDAQ Stock Market’s audit committee financial sophistication requirements. The Board of Directors has adopted and annually reviewed a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement beginning on page 29. The Audit Committee charter is also available on the Company’s website at   http://www.valueline.com/About/Audit_Committee_Charter.aspx

The Board has established a Compensation Committee consisting of Mrs. Bernstein, Dr. Swistel and Mr. Muenzer. The Committee held the first of its annual meetings by telephone shortly after completion of the unaudited financial results of the fiscal year 2026. Subsequently, it held a formal meeting, to conclude its recommendations regarding the CEO’s compensation, present them to the Board, and consider its annual report.

Information concerning the nominees for directors appears in the following table. Except as otherwise indicated, each of the following has held an executive position with the companies indicated for at least five years.

(a) Names of Directors, Age as of June 30, 2026 and Principal Occupation	Director Since
Stephen R. Anastasio* (67). Vice President of the Company since December 2010; Treasurer since September 2005 and Director since February 2010. Mr. Anastasio has been employed by Value Line, Inc. for more than 35 years. In addition to his current roles with the Company, he has served as Chief Financial Officer, Treasurer, Chief Accounting Officer and Corporate Controller of the Company. Mr. Anastasio is a graduate of Fairleigh Dickinson University and is a Certified Public Accountant.	2010
Mary Bernstein (76). Retired. Director of Accounting of the Company from 2010 to 2022; Accounting Manager of the Company from 2000 to 2010. Mrs. Bernstein holds an MBA Degree in Accounting from Baruch College of CUNY and is a Certified Public Accountant. Mrs. Bernstein had been employed by Value Line, Inc. for more than 25 years. She retired as an employee on July 31, 2022.	2010

Howard A. Brecher* (72). Chairman and Chief Executive Officer of the Company since October 2011; Acting Chairman and Acting Chief Executive Officer of the Company from November 2009 until October 2011; Chief Legal Officer of the Company from prior to 2005 to the present; Vice President and Secretary of the Value Line Funds from June 2008 until December 2010; Secretary of EAM LLC from February 2009 until December 2010; Director and General Counsel of AB&Co., Inc. from prior to 2005 to the present. Mr. Brecher has been an officer of the Company for more than 30 years. In addition to his current roles with the Company, he has also served as Secretary of the Company and as a senior officer of significant affiliates of the Company. Mr. Brecher is a graduate of Harvard College, Harvard Business School and Harvard Law School. He also holds a Master’s Degree in tax law from New York University.

1992
Alexander J. Swistel (77). Associate Professor (Retired), Weill Cornell Medical College, is a graduate of Harvard University and Brown University School of Medicine.	2026
Glenn J. Muenzer (68). Special Agent (Retired), Federal Bureau of Investigation (the “FBI”) from 1991 to 2012. Mr. Muenzer is an accomplished law enforcement professional with extensive law enforcement and financial investigative experience. Prior to joining the FBI, Mr. Muenzer was Vice President and Manager of Internal Audit at Thomson McKinnon Securities, Inc.; Assistant Vice President of Internal Audit at EF Hutton; Senior Auditor with Deloitte. Mr. Muenzer is a Certified Public Accountant and Certified in Financial Forensics.	2012

* Member of the Executive Committee of the Board of Directors.

Director Qualifications

We strive to ensure that our nominees to the Board include a complementary set of professionals with experience across various industries and sizes of organizations. They possess relevant skills to promote the Company’s future development and success. When considering whether directors and potential directors possess the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board focused primarily on the information discussed in each of the directors’ individual histories set forth above. In particular, with regard to Mr. Brecher, the Board considered his superb academic background, and his over 30 years of executive experience with the Company in both legal and operational roles, as well as his extensive knowledge of the Company’s product lines and operational structure. With regard to Dr. Swistel, the Board considered his lengthy operational experience as the head of a significant department at a prominent non-profit institution with both strategic and budgetary responsibilities. With respect to Mr. Muenzer, who serves as the Value Line Audit Committee Financial Expert, Mr. Muenzer has extensive financial investigative and supervisory experience with the FBI in New York and as a Certified Public Accountant and internal audit executive. The Board considered that Mr. Anastasio has more than 30 years’ experience with the Company in his roles as Corporate Controller, Chief Accounting Officer, and Treasurer. The Board also considered that Mr. Anastasio is a Certified Public Accountant with extensive knowledge of corporate taxation regulations. Mrs. Bernstein retired as an employee of the Company on July 31, 2022. Mrs. Bernstein had been Accounting Manager and Director of Accounting with the Company for more than 25 years and is a Certified Public Accountant who has focused on the Company’s operations, controls and reporting functions during her career.

Each candidate shall be elected by a plurality of the votes cast, that is, by votes in favor that exceed votes against, withheld, or abstaining, with respect to the election of such candidate. “Broker non-votes” (see “Information About Voting” above in this Proxy Statement) do not count as votes cast “For” or “Against” the candidate’s election.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation for services in all capacities to the Company for the fiscal years ended April 30, 2026, 2025 and 2024 of the executive officers of the Company. As of the end of fiscal 2026, the Company has two executive officers, Messrs. Brecher and Anastasio, each of whom is included in the table below. Messrs. Brecher and Anastasio are collectively referred to elsewhere in this Proxy Statement as the Company’s “Named Executive Officers.”

Annual Compensation
				All Other
Name and Principal	Fiscal	Salary	Bonus	Compensation	Total
Position	Year	($)	($)	(a)($)	($)
Howard A. Brecher	2026	700,000	157,500	15,925	873,425
Chairman, CEO,	2025	700,000	175,000	15,042	890,042
Chief Legal Officer	2024	700,000	225,000	13,200	938,200
Stephen R. Anastasio	2026	545,000	276,494	15,925	837,419
Vice President and	2025	545,000	307,215	15,042	867,257
Treasurer	2024	545,000	350,285	13,200	908,485

a)

Employees of the Company are members of the Profit Sharing and Savings Plan (the “Plan”). The Plan provides for a discretionary annual contribution out of net operating income which is (subject to legal limitations) proportionate to the salaries of eligible employees. The Company made contributions for fiscal 2026, fiscal 2025 and fiscal 2024. Each employee’s interest in the Plan is invested in such proportions as the employee may elect in units of one or more of the investment options which are available for investment by Plan participants. Contributions under the Plan vest in accordance with a schedule based upon the employee’s length of service and are payable upon request at the time of the employee’s retirement, death, total disability, or termination of employment. The amounts in the “All Other Compensation” column are the Named Executive Officer’s annual, vested Company contributions to the Plan for the indicated fiscal years. They may be reimbursed for routine business expenses on the same basis as other managers. Fringe benefits such as medical and disability insurance available to all employees on a non-discriminatory basis are not included in “All Other Compensation.”

Compensation of Directors

A director who is also an employee of the Company receives no compensation for his or her service on the Board in addition to that compensation which he receives as an employee. A director who is not an employee of the Company is paid a fee of $40,000 per year, which includes the Audit Committee fee of $15,000 per year. The Chairman of the Audit Committee is paid an additional fee of $5,000. Compensation for other committee service is determined by the Board from time to time. The following table shows the total amount of fees paid to all non-employee directors during fiscal 2026.

Name	Fees Earned or Paid in Cash ($)
Mary Bernstein	$40,000
Alexander J. Swistel	$10,000
Glenn J. Muenzer	$45,000

Each of Dr. Swistel, Mr. Muenzer, and Mrs. Bernstein serves on both the Audit Committee and the Compensation Committee of the Board.

Pay Ratio Disclosure

The median compensation of all employees of the Company as of the last day of the fiscal year, April 30, 2026, was $87,675. The total compensation of the chief executive officer (principal executive officer) for such fiscal year ended April 30, 2026, as reported in the table on page 12, was $873,425. Accordingly the ratio of the principal executive officer’s total compensation to the compensation of the Company’s median employee was 9.96:1.

Median Employee Compensation

We selected April 30, 2026 as the date on which to determine our median employee. As of that date, we had approximately 106 employees. For purposes of identifying the median employee, we considered the salary of all employees in the Company’s employee population. We measured compensation as of April 30, 2026 for purposes of determining the compensation of the median employee.

In determining the annual total compensation of the median employee, we calculated such employee’s compensation in accordance with Item 402(c)(2)(x) of Regulation S-K as required pursuant to SEC executive compensation disclosure rules. This calculation is the same calculation used to determine total compensation for purposes of the 2026 Summary Compensation Table with respect to each of the named executive officers.

PROPOSAL 2. ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Value Line is providing its stockholders with the opportunity to cast an advisory vote on Value Line’s executive compensation as reported in this proxy statement. As described below in the annual Compensation Discussion and Analysis section of this Proxy Statement, the intent of our executive compensation program is to promote the Company’s ability to attract and retain capable and experienced executives, to reward successful performance and to compensate appropriately executives who contribute to the operations and long-term profitability of the Company. Although we do not have a policy that a specified percentage of the Named Executive Officers’ compensation be performance-based, our objective is that a portion of their compensation should reflect the performance of the Company and of the individual.

The primary components of our compensation program for our Named Executive Officers for the fiscal year ended April 30, 2026 are summarized below.

Annual Compensation Component	Key Features	Purpose
Salary	Fixed annual cash amount.	To provide a fixed amount of cash compensation at a competitive level upon which our Named Executive Officers can rely.

Annual Cash Incentives	Bonus amounts are determined based upon competitive market conditions, individual performance and the success of the Company.	Provides pay-for-performance component for achievement of Company performance and attainment of individual objectives.

Please read the Compensation Discussion and Analysis beginning on page 21 of this Proxy Statement as well as the Summary Compensation Table and other related compensation tables, notes and narrative appearing on page 12 of this Proxy Statement, which provide detailed information on the compensation of our Named Executive Officers.

The Compensation Committee and the Board believe that Value Line’s executive compensation program has been designed appropriately and is working to assure that management’s interests are aligned with the interests of Value Line stockholders. Accordingly, we are asking our stockholders to vote in favor of the following advisory resolution at the 2026 Annual Meeting:

RESOLVED, that the stockholders of Value Line, Inc. (“Value Line”) approve, on an advisory basis, the compensation of Value Line’s Named Executive Officers as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K in the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables, notes and narrative set forth in the proxy statement for Value Line’s 2026 Annual Meeting of Stockholders.

Although this advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board, the Board and the Compensation Committee will review and consider the voting results when making future decisions about our executive compensation program. Abstentions and “broker non-votes” (see “Information About Voting”) will not be counted in evaluating the results of the vote.

PROPOSAL 3. ADVISORY VOTE ON THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION

In accordance with amended Section 14A of the Exchange Act, Value Line is providing its stockholders with the opportunity to cast an advisory vote on whether future stockholder advisory votes on executive compensation (the “say-on-pay” vote of the nature reflected in Proposal 2 above) should occur every year, or up to every three years.

This advisory vote, commonly referred to as a “say-when-on-pay” vote, is non-binding on the Board. Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, and three years or abstain. Because we are comfortable that we can effectively implement any frequency resolution that the plurality of our stockholders voting on the proposal recommend, we are not making any recommendation as to this proposal and will leave it to our stockholders to inform us at the Annual Meeting which frequency they would prefer that we adopt. Although the vote is advisory and non-binding, the Board values the opinions that our stockholders express in their votes and will take into account the outcome of the vote when considering how frequently we should conduct a “say-on-pay” vote.

The choice of frequency that receives the highest number of “For” votes will be considered the advisory vote of the stockholders. Abstentions and broker non-votes (see “Information About Voting”) will not be counted in evaluating the results of the vote. Following consideration of the advisory vote, the Board will determine its policy regarding the frequency of future “say-on-pay” advisory votes and will disclose such policy in a Current Report on Form 8-K to be filed with the SEC.

Certain Relationships and Related Party Transactions

Transactions with Related Persons

Since May 1, 2025, the Company did not participate, and at the date of this Proxy Statement does not propose to participate, in any transaction in which any of the directors, executive officers, any beneficial owner of more than 5% of the Company’s common stock, nor any of their immediate family members, had a material direct or indirect interest, except that the Company was reimbursed $348,000 for payments it made on behalf of and services it provided to AB&Co., which reimbursement was reviewed and approved by the Company’s Board of Directors. In addition, none of the directors or executive officers of the Company or any of their immediate family members is or has been indebted to the Company.

AB&Co. utilizes the services of officers and employees of the Company to the extent necessary to conduct its business. The Company and AB&Co. allocate costs for office space, equipment and supplies and staff pursuant to a servicing and reimbursement arrangement. At April 30, 2026, the Company held no receivable due from AB&Co. In addition, the Company is included in the consolidated federal and certain states and local income tax returns filed by AB&Co. and pays to AB&Co. an amount equal to the Company's liability as if it filed separate income tax returns. A tax-sharing arrangement allocates the tax liabilities of the two companies between them. For fiscal 2026, the Company made payments to AB&Co. for federal income taxes amounting to $5,200,000.

Policies with Respect to Transactions with Related Persons

The Company has adopted a Code of Business Conduct and Ethics which sets forth legal and ethical standards of conduct for all directors, officers and employees of the Company. The Code of Business Conduct and Ethics describes the Company’s policy on conflicts of interest and is available on the Company’s website located at www.valueline.com/about/code_of_ethics.aspx. Pursuant to the Code and Company policy, the Board will review all related party transactions as provided in the policy.

The Code requires approval or ratification by the Audit Committee of any transaction directly or indirectly involving any “Related Party” that would need to be disclosed under Item 404 (a) of the SEC’s Regulation S-K. Under Item 404 (a), the Company is required to disclose any transaction occurring since the beginning of the Company’s last fiscal year, or any currently proposed transaction, involving the Company where the amount involved exceeds $120,000, and in which any Related Party had or will have a direct or indirect material interest, other than transactions generally available to all employees. “Related Party” includes a director (which term includes any director nominee), a named executive officer, i.e., Principal Executive Officer, Principal Accounting Officer, and up to three other executive officers if any, in the proxy statement compensation table on page 12, a person known by the Company to be the beneficial owner of more than 5% of the Company’s common stock, or a person known by the Company to be an immediate family member of any of the foregoing.

All Related Party transactions since the beginning of fiscal 2026 were approved consistent with the Code and Company policy.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of its equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Executive officers, directors and greater than ten percent shareowners are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based on the Company’s review of the copies of such forms that it has received and written representations from certain reporting persons confirming that they were not required to file Forms 5 for specified fiscal years, the Company believes that all its executive officers, directors and greater than ten percent beneficial owners complied with applicable SEC filing requirements during fiscal 2026.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is comprised of the independent directors whose names appear at the end of this report. Management is responsible for Value Line’s internal controls and the financial reporting process. Value Line’s independent registered public accounting firm is responsible for performing an independent audit of Value Line’s annual consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and review these processes and the activities of Value Line’s independent registered public accounting firm. The Audit Committee members are not acting as professional accountants or auditors, and their responsibilities are not intended to duplicate or certify the activities of management and the independent registered public accounting firm or to certify the independence of the independent registered public accounting firm under applicable rules.

In this context, the Audit Committee has met to review and discuss Value Line’s audited consolidated financial statements as of April 30, 2026 and for the fiscal year then ended, including Value Line’s disclosure under management’s discussion and analysis of financial condition and results of operations and critical accounting estimates, with management and with Horowitz & Ullmann, P.C., Value Line’s independent registered public accounting firm. The Audit Committee has discussed with Horowitz & Ullmann, P.C., the matters required to be discussed by Statement on Auditing Standards No. 16, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”).

Horowitz & Ullmann, P.C. provided a report to the Audit Committee describing Horowitz & Ullmann, P.C.’s internal quality-control procedures and related matters. Horowitz & Ullmann, P.C. also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding Horowitz & Ullmann, P.C.’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with Horowitz & Ullmann, P.C. the firm’s independence. When considering the independence of Horowitz & Ullmann, P.C., the Audit Committee considered, among other matters, whether Horowitz & Ullmann, P.C.’s provision of non-audit services to Value Line is compatible with maintaining the independence of Horowitz & Ullmann, P.C.

Based on the reviews and discussions with management and Horowitz & Ullmann, P.C. referred to above, the Audit Committee has recommended to the Board that the audited consolidated financial statements as of April 30, 2026 and for the fiscal year then ended be included in Value Line’s Annual Report on Form 10-K for such fiscal year. Horowitz & Ullmann, P.C. was also selected as Value Line’s independent registered public accounting firm for the fiscal year 2027.

Mary Bernstein Alexander J. Swistel Glenn J. Muenzer Audit Committee of the Board of Directors

Audit and Non-Audit Fees

The following table illustrates for the fiscal years ended April 30, 2026 and 2025, the fees paid to the Company’s independent auditor, Horowitz & Ullmann P.C., for services provided:

	2026	2025
Audit fees	$166,750	$166,000
Audit-related fees	17,685	56,875
Tax related fees	121,775	117,580
Total	$306,210	$340,555

In the above table, in accordance with the SEC's definitions and rules, “audit fees” are fees the Company paid Horowitz & Ullmann, P.C. for professional services for the audit of the Company's consolidated financial statements for the fiscal years ended April 30, 2026 and 2025 included in Form 10-K and the review of consolidated condensed financial statements included in Forms 10-Q and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements; and “tax fees” are fees for tax compliance, tax advice and tax planning.

The Company’s Audit Committee reviews all fees charged by the Company’s independent auditors and monitors the relationship between audit and non-audit services provided. The Audit Committee must pre-approve all audit and non-audit services provided by the independent auditors and fees charged. All audit and permissible non-audit services in fiscal 2026 and fiscal 2025 were pre-approved by the Audit Committee pursuant to these procedures.

COMPENSATION COMMITTEE REPORT

The Company’s executive compensation program is designed to promote the Company’s attraction and retention of capable and experienced executives, to reward successful departmental and corporate performance and to appropriately compensate executives who contribute to the operations and long-term profitability of the Company. The following guidelines have been established to carry out this policy: The Board has determined that a portion of the executive compensation should reflect the performance of the Company and the individual.

The Compensation Committee determined this year to resume engaging an outside consultant to advise on the CEO’s compensation. The consultant determines a group of peer companies to which the consultant and the Committee refer in evaluating the performance and the compensation of the Chief Executive Officer. The Company employs the same peer group when it presents total shareholder return in reference to a peer group as well as in reference to a standard index. The consultant also reviews and reports on broader measures of CEO compensation at other public companies. In light of this established process, more details of which are included in this Proxy Statement in the Compensation Discussion and Analysis, which begins on page 21, the Committee, which consists only of independent directors, has not found it necessary to adopt a formal charter for its activities.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis beginning on page 21 and following and has recommended to the Board that it be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2026 filed with the SEC.

Mary Bernstein Alexander J. Swistel Glenn J. Muenzer Compensation Committee of the Board of Directors

COMPENSATION DISCUSSION AND ANALYSIS

Scope

The Compensation Committee recommends the structure and level of compensation of the Chief Executive Officer to the Board of Directors, which votes on the recommendations of the Committee. The Committee has not delegated authority over its process to other persons.

Our Pay Philosophy

The central objective of the Company’s compensation program is to attract and retain executives with attributes and skills suitable to the requirements of the Company’s business. Toward this end, the compensation program provides for overall compensation which is competitive with other firms, prevents undue turnover of personnel, and permits the Company to attract a suitable candidate pool for job openings.

Increases in the base salary component of compensation incentivize and reward employees to improve their skills and work effectively with peers, and take into account the long term success of the Company as a whole. The cash bonus program, while also taking into account the firm as a whole, allows the CEO (and the Board in the case of the award to the CEO) to reward outstanding efforts in regard to management and execution of business strategy and efficiency. Employees can earn bonuses for actions they have taken to increase revenues, improve efficiencies or effectively reduce costs.

Accordingly, the compensation program rewards efforts to achieve the departmental and company-wide goals that are developed by managers and senior executives.

Base Salary

Base salaries for the Company’s executives take into account the compensation levels of similar companies competing in the businesses in which the Company is engaged.

Base salaries for Named Executive Officers other than Mr. Brecher are set with the objective of achieving parity with other organizations with which the Company competes for talent, taking into account the executives’ particular skills, responsibilities, and contributions to the Company. While management does not adhere to fixed formulas or inflexible numerical criteria, compensation takes into account the industry and regional norms in formulating the amount of base compensation and bonus. In addition, the Company also considers many factors including knowledge, experience, leadership ability, specialized skills and other qualitative items.

Annual Incentive Compensation Plan

With regard to incentive compensation for executives (other than the CEO whose compensation is determined by the Board), the Company’s bonus awards are determined by the CEO after a review of the executive’s accomplishments on behalf of the business, based on a review of the executive’s responsibilities, contributions, and leadership in reducing company costs, improving efficiencies or increasing revenues and profits. The Company believes the award process creates appropriate incentives to increase long-term shareholder value without unduly exposing the Company to material adverse risks.

Bonus payments are awarded to executives based upon competitive market conditions, individual performance and the success of the Company.

By considering the compensation of competitive employers, and the degree of success of an executive; achievement of corporate quantitative, qualitative and competitive objectives; and the progress of the business in light of market and economic conditions, the CEO determines individual bonuses and base salary adjustments.

How We Make Compensation Decisions

Process of Compensation Committee and Role of Management

Personnel of the Company are available to assist the Committee upon request. The CEO and all officers of the Company are available to answer questions of the committee.

Company personnel are not involved in determining the level or structure of the CEO’s compensation as recommended by the Compensation Committee.

Use of Competitive Compensation Benchmarking

For fiscal 2026, at the request of the Compensation Committee, the consultant evaluated Mr. Brecher’s compensation in comparison with compensation at the peer group of other corporations in the publishing and financial information industries developed by the consultant. This comparator group consists of six companies that are generally similar in industry to Value Line, and which are believed to be appropriate for making pay level determinations (the “Peer Group”).

The 2026 Peer Group consisted of the following six companies:

Daily Journal Corporation	Donnelley Financial Solutions, Inc.
Forrester Research, Inc.	Moody’s Corporation
Morningstar, Inc.	MarketAxess Holdings, Inc.

Chief Executive Officer Compensation Decisions – Approved by the Board

Fiscal 2025 Target Compensation

For fiscal 2025, Mr. Brecher’s annual base salary remained $700,000, and his target annual bonus opportunity was $450,000, resulting in total target cash compensation of $1,150,000.  Following the fiscal year, Mr. Brecher advised the Committee that he would limit his annual bonus to $175,000. Accordingly, his actual cash compensation for fiscal 2025 was $875,000, approximately 24% below his target cash compensation. Mr. Brecher did not receive any long-term incentive compensation for fiscal 2025.

Fiscal 2026 Target Compensation

For fiscal 2026, the Compensation Committee established a target annual bonus opportunity of $500,000, representing approximately 56% of the recommended base salary. Total target cash compensation for fiscal 2026 is therefore $1,200,000. No long-term incentive award is included in Mr. Brecher’s fiscal 2026 target compensation.  The target annual bonus opportunity does not represent a guaranteed payment. Consistent with prior years, the amount of any bonus ultimately received may be less than the target amount based on the Company’s performance, the Board’s assessment of the circumstances existing at the end of the fiscal year and other relevant considerations.

Fiscal 2027 Target Compensation

For fiscal 2027, the Committee set Mr. Brecher’s base salary at $700,000 and the target bonus opportunity be set at $500,000 (55% of proposed base salary).

No precise formula, single approach, benchmark or performance measure was determinative of Mr. Brecher’s compensation. The Compensation Committee considered the relevant information in its totality and exercised its judgment in recommending compensation that it believed was appropriate and in the best interests of the Company and its shareholders.

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company for each of the last five fiscal years ended April 30, 2026, 2025, 2024, 2023 and 2022. We did not use any financial performance measures to link “compensation actually paid” (“CAP”) to company performance in a manner that can act as a “Company-Selected Measure” under the relevant rules. As such, we do not have a “Company-Selected Measure”. We therefore do not provide a tabular list of such performance measures. For further information regarding our compensation philosophy, please review the Compensation Discussion and Analysis beginning on page 21.

					Value of Initial Fixed $100 Investment Based On:
Fiscal Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(2)	Total Shareholder Return (TSR)(3)	Peer Group Total Shareholder Return(3)	Net Income
2026	$873,425	$873,425	$837,419	$837,419	$134.02	$141.02	$21,630,000
2025	$890,042	$890,042	$867,257	$867,257	$149.24	$156.86	$20,686,000
2024	$938,200	$938,200	$908,485	$908,485	$128.55	$133.82	$19,016,000
2023	$787,200	$787,200	$712,200	$712,200	$158.31	$116.62	$18,069,000
2022	$789,500	$789,500	$714,500	$714,500	$222.34	$118.11	$23,822,000

(1) Howard A. Brecher served as Principal Executive Officer (“PEO”) of the Company for each of the years listed.

(2) Stephen R. Anastasio served as the only Non-PEO Named Executive Officer (“NEO”) of the Company for each of the years listed.

(3) Total Shareholder Return is abbreviated “TSR.” The Peer Group TSR in this table utilizes the group of peers as disclosed in the Compensation Discussion and Analysis for each of the years listed. AutoWeb, Inc. was included in the peer group in previous years, but has been excluded from the peer group TSR in the above table because it was acquired by another company during 2022.

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, Compensation Actually Paid to our Vice President, Mr. Anastasio, and the Company’s cumulative Total Shareholder Return for the last five fiscal years.

Compensation Actually Paid vs. Total Shareholder Return
Compensation Actually Paid
Total Shareholder Return
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$250.00
$200.00
$150.00
$100.00
$50.00
$0.00
$789,500
$714,500
$787,200
$712,200
$938,200
$908,485
$890,042
$867,257
$873,425
$837,419
$222.34
$158.31
$128.55
$149.24
$141.02
$118.11
$116.62
$133.82
$156.86
$134.02
2022
2023
2024
2025
2026
Fiscal Year
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Value Line, Inc. Total Shareholder Return
Peer Group Total Shareholder Return

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the last five fiscal years.

Compensation Actually Paid vs. Net Income
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Compensation Actually Paid
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
Net Income
$789,500
$714,500
$23,822,000
$787,200
$712,200
$18,069,000
$938,200
$908,485
$19,016,000
$890,042
$867,257
$20,686,000
$873,425
$837,419
$21,630,000
2022
2023
2024
2025
2026
Fiscal Year
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income

Advisory Vote on Executive Compensation

At the annual meeting held on October 6, 2023, the Company conducted an advisory vote on the compensation of the Named Executive Officers and shareholders determined that future advisory votes on executive compensation would be held every three years. These votes are not binding on the Company, the Board, or the Compensation Committee.

At the 2023 Annual Meeting, 99.9% of the votes cast on the advisory vote on executive compensation proposal were in favor of the Named Executive Officer compensation as disclosed in the Proxy Statement. The 99.9% vote in favor includes the stock ownership of AB&Co. However, when shares held by AB&Co. and by the directors and executive officers of the Company are excluded from the total votes and from the votes "for" the compensation of the Named Executive Officers, the shares of Common Stock that voted “against” the compensation of the Named Executive Officers amounted to approximately 2% of the shares of Common Stock voted on the executive compensation proposal at the meeting. The Board and Compensation Committee reviewed these final vote results together with the other factors and data discussed in this Compensation Discussion and Analysis and determined that, given the extensive level of support of the Company's approach to compensation by the broader range of shareholders, no changes to the Company's executive compensation policies and decisions were necessary. However, the Company reviews its executive compensation philosophy as needed.

To the extent there is a significant vote against the compensation of the Named Executive Officers, the Company will consider the shareholders’ concerns and the Compensation Committee will evaluate what actions may be appropriate to address those concerns.

Other Governance Policies

While no formal guidelines exist, members of the Board and executive officers are generally encouraged to hold at least a nominal amount of Company stock. In no case does the Company hedge, limit or protect any shareholder from risk of loss on such ownership of Common Stock.

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

The names of the members of the Compensation Committee at the conclusion of the fiscal year ended April 30, 2026 are set forth above at the end of the Compensation Committee Report. Each member is an independent director of the Company. Following suitable inquiry, the Company is not aware of any interlocks to report.

The Compensation Committee Report, the Report of the Audit Committee, and the Comparative Five-Year Total Return graph appearing in the annual report to shareholders shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C of the Regulations of the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or to the liabilities of Section 18 of the Exchange Act.

INDEPENDENT AUDITORS

The independent registered public accounting firm selected by the Board of Directors to audit the Company’s books and records for the 2027 fiscal year is the firm of Horowitz & Ullmann, P.C., which firm also audited the Company’s books and records for the fiscal year ended April 30, 2026 It is not expected that a representative of Horowitz & Ullmann, P.C. will be present at the 2026 Annual Meeting.

SHAREHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING

In accordance with the rules of the SEC, Shareholder proposals intended for presentation at the 2027 Annual Meeting of Shareholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting no later than May 1, 2027. The Company’s By-Laws contain other procedures for proposals to be properly brought before an annual meeting of shareholders. To be timely, a shareholder must have given written notice of a proposal to the Chairman of the Board of Directors with a copy to the Secretary and such notice must be received at the principal executive offices of the Company not less than thirty (30) (nor more than sixty (60)) days prior to the scheduled annual meeting; provided, however, that if less than forty (40) days’ notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the shareholder to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. Such shareholder’s notice shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business, (iii) the class and number of shares which are beneficially owned by the shareholder on the date of such shareholder notice and (iv) any material interest of the shareholder in such proposal.

FORM 10-K ANNUAL REPORT

Any shareholder who desires a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2026 filed with the SEC may obtain a copy (excluding exhibits) without charge by addressing a request to the Secretary of the Company at 551 Fifth Avenue, New York, New York 10176-2800. Exhibits may also be requested, at a charge equal to the reproduction and mailing costs.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDER MEETING TO BE HELD ON OCTOBER 6, 2026

Since 2016 the Company has chosen to post the proxy materials on a public Internet website. Shareholders are being sent a Notice of Internet Availability of proxy materials in place of the complete proxy package. In addition, the proxy statement and annual report to shareholders are available at https://value-line-inc.ir.rdgfilings.com/

GENERAL

The Board of Directors is not aware of any business to come before the meeting other than that set forth in the Notice of Annual Meeting of Shareholders. However, if any other business is properly brought before the meeting, it is the intention of Mr. Brecher and Mr. Anastasio to vote stock in accordance with their best judgment.

The Company has made available its Annual Report for the fiscal year ended April 30, 2026 concurrently with this Proxy Statement.

It is planned that full virtual access by computer video and telephone (please refer to the Notice of Annual Meeting of Shareholders on the cover) will be provided through the access information on the Company’s proxy card.

Please be aware that instructions and “links” for computer and conventional telephone access to the meeting may be updated. Changes in plans will be posted on www.valueline.com.

VALUE LINE, INC.

AUDIT COMMITTEE CHARTER

The Board of Directors (the “Board”) of Value Line, Inc. (the “Company”) shall appoint the Audit Committee (the “Audit Committee”) which shall be constituted and have the responsibility and authority as described herein.

PURPOSE

The Audit Committee’s primary purpose shall be to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

ACTIVITIES

In carrying out its responsibility, the Audit Committee shall undertake the following activities:

1.    The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company, and the independent auditor shall report directly to the Audit Committee.

2.    Procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters have been established as follows:

    a. Anyone with concerns regarding questionable accounting or auditing matters or complaints regarding accounting, internal accounting controls or auditing matters may confidentially, and anonymously if they wish, submit such concerns or complaints to any of the Company’s officers. All such concerns and complaints will be forwarded to the CEO. A record of all such complaints and concerns received will be provided to the Audit Committee each fiscal quarter by the Company’s Legal Counsel or any of its officers.

    The Audit Committee will evaluate the merits of any concerns or complaints received by it and authorize such follow-up actions, if any, as it deems necessary or appropriate to address the substance of the concern or complaint.

    The Company will not discipline, discriminate against or retaliate against any employee who reports a complaint or concern, unless it is determined that the report was made with knowledge that it was false.

3.    The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

4.   The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the board of directors, for payment of:

    a. Compensation to any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

    b. Compensation to any advisers employed by the Audit Committee under paragraph (3); and

    c. Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

5.   The Audit Committee shall pre-approve all audit and permitted non-audit services to be provided by the independent auditor. The Audit Committee may delegate authority to pre-approve all auditing and permitted non-audit services in accordance with preapproval policies and procedures established by the Audit Committee, provided that the Audit Committee is informed of each service so approved at the next meeting of the Audit Committee. These pre-approval requirements are subject to the exception for the de minimus provision of services set forth in Securities and Exchange Commission Regulation S-X, Section 2.01(c)(7) (i)(C).

6.   The Audit Committee shall meet with the independent auditor prior to the audit to review the planning and staffing of the audit and approve the proposed fee for the audit.

7.   The Audit Committee shall receive written periodic reports from the independent auditor delineating all relationships between the independent auditor and the Company. This report shall be consistent with Independence Standards Board Standard No. 1 regarding the auditor’s independence. The Audit Committee shall actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and if determined by the Audit Committee, recommend that the Board take appropriate action to insure the independence of the auditor.

8.   The Audit Committee shall receive the report of the independent auditor, prior to the filing of the independent auditor’s audit report with the Securities and Exchange Commission, with respect to:

    a. All critical accounting policies and practices to be used;

    b. All alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Company, including:

            i. Ramifications of the use of such alternative disclosures and treatments; and

            ii. The treatment preferred by the independent auditor; and

    c. Other material written communications between the independent auditor and the management of the Company, such as any management letter or schedule of unadjusted differences.

9. The Audit Committee shall receive any report by the Company’s Principal Accounting Officer (Principal Financial Officer) or Principal Executive Officer concerning:

   a. any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting of the Company which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial data; and

   b. any fraud regarding company business, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

10. The Audit Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including:

   a. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information;

   b. Significant financial reporting issues and judgments; and

   c. Any major changes to the Company’s auditing and accounting principles and practices.

11.   Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

12.  Review the Company’s annual audited financial statements and the report thereon with the independent auditor and management prior to the publication of such statements.

13.  Review periodically with management the Company’s major financial risk exposures and the steps management has taken to monitor and control those exposures.

14.  Adopt the report (to be prepared by the Company’s legal counsel) required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement, which shall include a statement of whether the Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K.

15.  Review and reassess the adequacy of this Charter annually and submit it to the Board for approval. The Audit Committee shall meet at least two times a year and make an oral report to the Board in conjunction with each meeting.

While the Audit Committee has the responsibility and authority set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

If there's a change of plans we would notify our shareholders in advance on our website and by issuing a press release and filing it as additional proxy materials with the Securities and Exchange Commission.

VIRTUAL MEETING INSTRUCTIONS
VALUE LINE, INC.
Annual Meeting of Shareholders
October 6, 2026
10:30 a.m. Eastern Time
Virtually Only

All shareholders are encouraged to attend via Zoom
Please Join the Zoom Meeting from your computer, tablet or smartphone.
valueline.zoom.us/j/87352170252
You can also dial in using your phone.
United States:
+1 646 558 8656 US (New York)
+1 312 626 6799 US (Chicago)
+1 346 248 7799 US (Houston)
Meeting ID: 873 5217 0252

You will be able to attend and participate in the annual meeting online, to vote your shares electronically, and to submit your questions prior to the meeting (by e-mail to vlcr@valueline.com).

VALUE LINE, INC.

551 FIFTH AVE.

NEW YORK, NY 10176

The undersigned hereby authorizes and directs Howard A. Brecher and Stephen R. Anastasio and each of them, with full power of substitution, to vote the stock of the undersigned at the Annual Meeting of Shareholders of VALUE LINE, INC. on October 6, 2026, or at any adjournments thereof as hereinafter specified and, in their discretion, to vote according to their best judgment upon such other matters as may properly come before the meeting or any adjournments thereof.

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF SHAREHOLDERS OF

VALUE LINE, INC.

October 6, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDERS' MEETING TO BE HELD ON OCTOBER 6, 2026:
Copies of the Proxy Statement, the form of the Proxy and the 2026 Annual Report are available online at value-line-inc.ir.rdgfilings.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20530400000000000000 9 100626

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF CANDIDATES FOR DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ H.A. Brecher
- ○ S.R. Anastasio
- ○ M. Bernstein
- ○ G.J. Muenzer
- ○ A.J. Swistel

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2. ADVISORY VOTE ON EXECUTIVE COMPENSATION — FOR ☐ AGAINST ☐ ABSTAIN ☐

3. ADVISORY VOTE ON THE FREQUENCY OF FUTURE SHAREHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION — 1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN ☐

THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR ALL NOMINEES" ON PROPOSAL 1, "FOR" PROPOSAL 2, AND FOR "3 YEARS" ON PROPOSAL 3.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

VALUE LINE, INC.

PROXY VOTING INSTRUCTIONS

INTERNET - Access **www.voteproxy.com** and follow the instructions or scan the QR Code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 p.m. Eastern Time the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - All shareholders are encouraged to attend via Zoom. Please Join the Zoom Meeting from your computer, tablet or smartphone. Please visit the website valueline.zoom.us/j/87352170252 and use the Meeting ID: **873 5217 0252.**

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today at equiniti.com/us/ast-access.

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDERS' MEETING TO BE HELD ON OCTOBER 6, 2026:
Copies of the Proxy Statement, the form of the Proxy and the 2026 Annual Report are available online at value-line-inc.ir.rdgfilings.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20530400000000000000 9 100626

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF CANDIDATES FOR DIRECTORS:

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- ○ H.A. Brecher
- ○ S.R. Anastasio
- ○ M. Bernstein
- ○ G.J. Muenzer
- ○ A.J. Swistel

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2. ADVISORY VOTE ON EXECUTIVE COMPENSATION — FOR ☐ AGAINST ☐ ABSTAIN ☐

3. ADVISORY VOTE ON THE FREQUENCY OF FUTURE SHAREHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION — 1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN ☐

THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR ALL NOMINEES" ON PROPOSAL 1, "FOR" PROPOSAL 2, AND FOR "3 YEARS" ON PROPOSAL 3.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice of Availability of Proxy Materials for the Annual Shareholder's Meeting of

VALUE LINE, INC.

Virtually only at valueline.zoom.us/j/87352170252 Meeting ID: 873 5217 0252

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for a copy. To facilitate timely delivery please make the request as instructed below before September 22, 2026.

Please visit value-line-inc.ir.rdgfilings.com, where the following materials are available to view:

- Notice of Annual Meeting
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report to Shareholders

TO REQUEST MATERIAL: **TELEPHONE: 1-888-Proxy-NA** (1-888-776-9962) or +1-201-299-6210 worldwide
E-MAIL: helpAST@equiniti.com
WEBSITE: us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE: **ONLINE:** To access your online proxy card, please visit **www.voteproxy.com** and follow the instructions or scan the QR Code with your smartphone. You may enter your voting instructions at www.voteproxy.com until 11:59 p.m. Eastern Time the day before the meeting.

MAIL: You may request a card by following the instructions above.

1. ELECTION OF CANDIDATES FOR DIRECTORS:

NOMINEES:
H.A. Brecher
S.R. Anastasio
M. Bernstein
G.J. Muenzer
A.J. Swistel

Please note that you cannot use this notice to vote by mail.

2. ADVISORY VOTE ON EXECUTIVE COMPENSATION

THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR ALL NOMINEES" ON PROPOSAL 1, "FOR" PROPOSAL 2, AND FOR "3 YEARS" ON PROPOSAL 3.

All shareholders are encouraged to attend via Zoom
Please Join the Zoom Meeting from your computer, tablet or smartphone.
valueline.zoom.us/j/87352170252
You can also dial in using your phone.
United States:
+1 646 558 8656 US (New York)
+1 312 626 6799 US (Chicago)
+1 346 248 7799 US (Houston)
Meeting ID: 873 5217 0252